Income Taxes	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Taxes
INCOME TAXES
Components of the provision for income taxes are as follows (in thousands):

	2012	2011	2010
Current provision:
Federal	$21,180	$16,918	$(1,620)
State and local	2,351	3,423	1,211
Foreign	(38)	(149)	116
	23,493	20,192	(293)
Deferred:
Federal	8,292	12,798	9,464
State and local	1,367	1,299	(830)
	9,659	14,097	8,634
	$33,152	$34,289	$8,341
The Company’s income tax expense is different from the amount computed by applying the federal statutory income tax rate to income before taxes as follows (in thousands):

	2012	2011	2010
Federal statutory tax on earnings before income taxes	$32,000	$33,280	$9,765
State income taxes, net of federal income tax benefit	2,190	3,283	299
Non-deductible lobbying and contributions	946	517	439
Tax credits and incentives	(494)	(775)	(36)
Non-deductible transaction costs	—	—	531
Tax adjustments	(1,093)	(434)	(1,960)
Accruals and settlements related to tax audits	(686)	(426)	(853)
Valuation allowance	—	105	—
Change in effective state tax rates	197	(714)	32
Other permanent differences	92	(547)	124
	$33,152	$34,289	$8,341

During 2003, the Company entered into a Tax Increment Financing (“TIF”) Agreement with the Commonwealth of Kentucky. Pursuant to this agreement, the Company is entitled to receive reimbursement for 80% of the increase in Kentucky income and sales tax resulting from its 2005 renovation of the Churchill facility. During 2011, the Company resolved uncertainties with the Commonwealth of Kentucky related to the computation of the tax increase and the Company recognized a $3.1 million reduction of its operating expenses related to the years 2005 through 2011. In addition, the Company recognized a $1.2 million reduction in its income tax expense, net of federal taxes, related to the years 2005 through 2011. During 2012, the Company recognized an additional $0.7 million reduction to its operating expenses and $0.5 million reduction to its income tax expense, net of federal taxes, from the Commonwealth of Kentucky. As of December 31, 2012, the Company has received $3.1 million of combined benefits and has recorded a sales tax receivable of $1.6 million and an income tax receivable of $1.0 million related to the reimbursement.
For the year ended December 31, 2011, the Company received a refund of $8.5 million related to the overpayment of its 2010 federal income taxes and a refund of $1.9 million related to an amended prior year federal income tax return that served to adjust state lobbying expense deductions.
During 2010, the Company identified adjustments to permanent tax differences related to years prior to January 1, 2008.  As a result, the Company increased income taxes receivable and reduced income tax expense by $1.9 million during 2010.  The adjustment relates to incorrectly treating deductible, local lobbying expenses incurred during 2005 and 2007 as non-deductible.  These adjustments were recorded during the year ended December 31, 2010, as the corrections were deemed immaterial to both the results of operations for the year ended December 31, 2010, and all prior periods affected.
During 2005 and 2006, the Company received approximately $22.9 million of proceeds related to the sale of personal seal licenses ("PSLs") sold in connection with the renovation of Churchill Downs. The PSLs that were sold included those with terms of 30 years and 5 years and provided the purchaser the right to purchase tickets to the Kentucky Derby, Kentucky Oaks and Breeders’ Cup races each year during the term of the license. Accordingly, for tax purposes, the Company deferred the income for the PSLs over the respective terms of the licenses.
During 2009, the Internal Revenue Service (the “IRS”) proposed that the income related to the sale of the PSLs is taxable during the period the proceeds are received by the Company (the “Proposed Audit Adjustment”). As a result, the Proposed Audit Adjustment serves to increase the amount of income taxes due for each of the tax years 2005 and 2006. On April 14, 2010, the Company defended its position of deferring income related to the sale of PSLs using a fast track mediation process offered by the IRS. During the fast track mediation process, the Company agreed to change its method of accounting for proceeds related to the sale of PSLs to the deferral method provided for in Revenue Procedure 2004-34, effective for the taxable year ended December 31, 2007. As a result, the taxable income for each of the years ended December 31, 2007 and 2008 increased by $19.1 million and $0.4 million, respectively. In accordance with the settlement entered into during the fast track mediation process, the Company recognized an income tax benefit from continuing operations of $0.7 million during the year ended December 31, 2010, reflecting a reduction of interest expense previously estimated, partially offset by higher income tax due than previously estimated.
Components of the Company’s deferred tax assets and liabilities are as follows (in thousands):

	2012	2011
Deferred tax assets:
Deferred compensation plans	$12,022	$11,054
Deferred income	8,396	7,656
Allowance for uncollectible receivables	281	412
Deferred liabilities	4,239	5,294
Net operating losses and credit carryforward	20,749	25,828
Other	—	189
Deferred tax assets	45,687	50,433
Valuation allowance	(1,334)	(1,487)
Net deferred tax asset	44,353	48,946
Deferred tax liabilities:
Intangible assets in excess of tax basis	18,725	17,762
Property and equipment in excess of tax basis	40,175	38,009
Other	1,874	—
Deferred tax liabilities	60,774	55,771
Net deferred tax liability	$(16,421)	$(6,825)
Income taxes are classified in the balance sheet as follows:
Net current deferred tax asset	$8,227	$8,727
Net non-current deferred tax liability	(24,648)	(15,552)
	$(16,421)	$(6,825)

As of December 31, 2012, the Company had federal net operating losses of $16.2 million, which were acquired in conjunction with the acquisition of Youbet.com. The utilization of these losses is limited on an annual basis pursuant to IRC § 382. However, the Company believes that it will be able to fully utilize all of these losses. In addition, the Company has $4.3 million of state net operating losses; $2.2 million of this loss carryforward was acquired in conjunction with the acquisition of Youbet.com. These losses may be subject to annual limitations similar to IRC § 382. The Company has recorded a valuation allowance of $1.0 million against the state net operating losses due to the fact that it is unlikely that it will generate income in certain states, which is necessary to utilize the assets.
The changes in the valuation allowance for deferred tax assets for the years ended December 31, 2012 and 2011 are as follows (in thousands):

	2012	2011
Balance at beginning of the year	$1,487	$1,381
Charged to costs and expenses	—	106
Charged to comprehensive income	—	—
Charged to other accounts	33	—
Deductions	(186)	—
Balance at end of the year	$1,334	$1,487

As of December 31, 2012, the Company had approximately $8.6 million of total gross unrecognized tax benefits, excluding interest. If these benefits were recognized, there would be a $0.9 million effect to the annual effective tax rate. The uncertain tax positions include $7.2 million gross tax benefit resulting from the taxation on the Horse Racing Equity Trust Fund ("HRE Trust Fund") proceeds recognized by the Company during 2011 as further described in Note 17. The tax expense associated with these proceeds was recognized during 2011. The Company anticipates a decrease in its unrecognized tax positions of approximately $8.0 million during the next twelve months. The Company currently has a deposit on account that would cover a significant portion of this liability in the event that the unrecognized tax positions were not sustained. This anticipated decrease is primarily due to the settlements under audit and the expiration of statutes of limitations.
During October 2012, the Company funded a $2.9 million income tax payment to the State of Illinois related to a dispute over state income tax apportionment methodology which has been recorded as an other asset as of December 31, 2012. The Company filed its state income tax returns related to the years 2002 through 2005 following the methodology prescribed by Illinois statute, however the State of Illinois has taken a contrary tax position. The Company filed a formal protest with the State of Illinois during the fourth quarter of 2012. The Company does not expect this issue to have a material adverse effect on its business, financial condition or results of operations. See Note 17 for further discussion of this matter.
A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in thousands):

	2012	2011	2010
Balance as of January 1	$2,109	$2,926	$2,967
Additions for tax positions related to the current year	—	—	585
Additions for tax positions of prior years	7,390	—	—
Reductions for tax positions of prior years	(934)	(817)	(626)
Balance as of December 31	$8,565	$2,109	$2,926

The Company recognizes interest accrued related to unrecognized tax benefits in income tax expense and penalties in selling, general and administrative expenses in the Consolidated Statements of Comprehensive Income. The Company accrued approximately $0.2 million of interest for each of the years ended December 31, 2012 and 2011.